[Logo] M F S (R)
INVESTMENT MANAGEMENT                                             ANNUAL REPORT
  We invented the mutual fund(R)                              DECEMBER 31, 2000



[Graphic Omitted]

                              A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM) MFS(R) UTILITIES SERIES

MFS(R) UTILITIES SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

TRUSTEES                              INVESTMENT ADVISER
Jeffrey L. Shames*                    Massachusetts Financial Services Company
Chairman and Chief Executive          500 Boylston Street
Officer, MFS Investment               Boston, MA 02116-3741
Management(R)
                                      DISTRIBUTOR
Nelson J. Darling, Jr.+               MFS Fund Distributors, Inc.
Private investor and trustee          500 Boylston Street
                                      Boston, MA 02116-3741
William R. Gutow+
Private investor and real estate      INVESTOR SERVICE
consultant; Vice Chairman, Capitol    MFS Service Center, Inc.
Entertainment Management Company      P.O. Box 2281
(video franchise)                     Boston, MA 02107-9906

CHAIRMAN AND PRESIDENT                For additional information,
Jeffrey L. Shames*                    contact your investment professional.

PORTFOLIO MANAGER                     CUSTODIAN
Maura A. Shaughnessy*                 State Street Bank and Trust Company

TREASURER                             AUDITORS
James O. Yost*                        Deloitte & Touche LLP

ASSISTANT TREASURERS                  WORLD WIDE WEB
Mark E. Bradley*                      www.mfs.com
Robert R. Flaherty*
Laura F. Healy*
Ellen Moynihan*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*

* MFS Investment Management
+ Independent Trustee

--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
If you've been reading our annual and semiannual reports for any length of time, you've probably sensed the pride we have in our research process. More than anything else, we think MFS Original Research(R) -- and the performance results it has yielded for shareholders -- makes us unique among investment management companies. We think that uniqueness stems from three factors:
philosophy, process, and people.

PHILOSOPHY
In over 75 years of managing mutual funds, we've developed a number of beliefs about the best ways to invest over a variety of market conditions. First, we believe in bottom-up research, which means we use a company-by-company, one-security-at-a-time approach to building a portfolio. What we look for is the truth about the fundamentals of a company's business -- things such as the ability of management to execute its business plan, the ability of that plan to be scaled up as the company grows, actual demand for the company's products and services, cash flow, profits, and earnings.

Second, we believe that, over the long term, stock prices follow earnings. In our view, stock prices are basically a multiple of projected earnings, with the multiple increasing as the market perceives that a company has something customers want and will continue to want. One of the major elements of Original Research(SM) is doing our best to project a company's future earnings and determine how much the market will pay for those earnings.

Third, we believe there are at least three ways to potentially achieve competitive long-term performance: be early, uncover second chances, and avoid mistakes. All of these are based on bottom-up research. In both domestic and international markets, early discovery has historically been a hallmark of our investment style. Some of the stocks with which MFS has been most successful are those in which we've taken large positions before the market discovered or believed in them. Similarly, some of our best fixed-income investments have been early positions in companies or governments that our research revealed were potential candidates for credit upgrades. (A credit upgrade causes the value of a bond to rise because it indicates the market has increased confidence that principal and interest on the bond will be repaid.)

"Second-chance" opportunities are companies whose stock prices have stumbled but that we believe still have the potential to be market leaders. For example, a quarterly earnings shortfall of a few cents may cause the market to temporarily lose confidence in a company. If we believe the business remains fundamentally strong, we may use the price decline as a buying opportunity.

Avoiding mistakes is another way we feel Original Research may help performance. In fixed-income investing this means, among other things, trying to be better than our peers at avoiding bond issuers that may default. In equity investing, avoiding mistakes means we strive to know a company and its industry well enough to distinguish truth from hype.

PROCESS
We acquire our information firsthand, by researching thousands of companies to determine which firms may make good investments. Our analysis of an individual company may include

o   face-to-face contact with senior management as well as frontline workers

o   analysis of the company's financial statements and balance sheets

o   contact with the company's current and potential customers

o   contact with the company's competitors

o our own forecasts of the company's future market share, cash flow, and earnings

Our analysts and portfolio managers disseminate this information in the form of daily notes e-mailed worldwide to all members of our investment team. This ensures that our best ideas are shared throughout the company, without barriers between equity and fixed-income, international and domestic, or value and growth investment areas. We believe this allows each of our portfolio managers -- and thus each of our investors -- to potentially benefit from any relevant item of Original Research.

John Ballen, our President and Chief Investment Officer, has often said that the thought he hopes managers will have when they read the daily notes is, "I could never perform as well at any other investment company, because nowhere else could the quality of the research be this good."

PEOPLE
Our team of research analysts and portfolio managers traces its roots back to 1932, when we created one of the first in-house research departments in the industry. Today, we believe we have an investment team distinguished for its unique blend of talent, continuity, and cohesiveness.

MFS' team culture and commitment to quality research have proven to be of tremendous value in attracting some of the best and brightest talent from leading business schools and from other investment management companies. Our company culture was a key factor in our recognition by Fortune magazine in its January 10, 2000, issue and again in its January 22, 2001, issue as one of the "100 Best Companies to Work For" in America. As befits a great team, our people have tended to stick around -- the average MFS tenure of our portfolio managers is 12 years, with over 15 years in the investment industry. Contributing to this continuity is our policy that all equity portfolio managers are promoted from within, after distinguishing themselves first as research analysts. And because many of us who are now managing funds or managing the company itself have been working together for well over a decade, we have a cohesiveness, a shared philosophy of investing, and a unity of purpose that we believe bodes well for the future of the company.

We also have scale. Our research analyst team is over 55 members strong and growing. Each analyst is our in-house expert on a specific industry or group of industries in a specific region of the globe. In pursuing their research, our analysts and portfolio managers each year will visit more than 2,000 companies throughout the world, meet with representatives from more than 3,000 companies at one of our four worldwide offices, attend roughly 5,000 company presentations sponsored by major Wall Street firms, and consult with over 1,000 analysts from hundreds of U.S. and foreign brokerage houses.

All of this culminates in our analysts making buy and sell recommendations on a wide range of potential investments for all of our portfolios. In the end, the goal of Original Research is to try to give our portfolio managers an advantage over their peers -- to enable our managers to deliver competitive performance, by finding opportunities before they are generally recognized by the market and by avoiding mistakes whenever possible. Original Research does, we believe, make a difference.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

     Respectfully,

 /s/ Jeffrey L. Shames

     Jeffrey L. Shames
     Chairman and Chief Executive Officer
     MFS Investment Management(R)

January 16, 2001

Investments in variable products will fluctuate and may be worth more or less upon redemption. Please see your investment professional for more information.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the 12 months ended December 31, 2000, the series' Initial Class and Service Class shares each provided a total return of 7.07%. These returns, which include the reinvestment of any distributions, compare to a 59.69% return for the series' benchmark, the Standard & Poor's Utility Index (the Utility Index), an unmanaged, market-value-weighted, total return index of all utility stocks in the Standard & Poor's 500 Composite Index.

Over the past year, electric and natural gas stocks had a terrific run as the market's volatility last spring propelled investors toward safe-haven utilities. While natural gas and electric stocks were way up, telecommunications stocks -- which are not included in the S&P Utilities Index, but are included in the series -- were down significantly over the same period. In fact, they got hammered on all fronts.

The stocks of the established telephone service providers suffered as revenue and earnings growth in the local and long-distance voice markets slowed. New entrants -- including the competitive local exchange carriers (CLECs) and new long-distance carriers -- cut into the market share of the incumbents while also forcing prices down. The stocks of the new entrants, however, didn't fare much better. Two of the CLECs filed for bankruptcy, which hurt stock prices for all the start-ups. Once that happened, investors began worrying about whether some of the new entrants would be able to raise the necessary capital to fund their business plans. This sent stock prices even lower.

Despite the tough times experienced by telecommunications (telecom) stocks, we still kept a good portion of the series' stock investments in telecom throughout the year. We take a relative value approach, which means we're always trying to buy companies with good earnings growth prospects whose stocks are selling at reasonable prices compared to their company's history, peers, and outlook. The downturn in the telecom sector gave us a great opportunity to buy what we believed to be strong companies whose stocks were unfairly penalized. One of the names we added to was wireless operator Vodafone. With its dominant market position in Europe, economies of scale, and conservative balance sheet, we think Vodafone is well-positioned to capitalize on the rapid growth of wireless telecommunications. We also added to our stake in Qwest Communications, which recently acquired US West, making it one of the largest fully integrated telecom companies in the world. We expect Qwest to benefit from its concentration in Internet-related businesses and from the synergies and cost reductions associated with the US West merger.

Even though we maintained a heavy weighting in telecommunications, the series was able to post positive returns for the period. One reason is because we generally keep about 20% of the fund's assets in convertible securities and bonds, sometimes even a bit more depending on the market environment. This helps us lock in competitive returns, while allowing us to focus the remainder of the series' assets on stocks with strong growth prospects that often reinvest their capital in the business rather than paying it out in the form of a dividend. Growth-oriented utilities were among the top performers this past year. Of our stock investments, about half were allocated between electrics and natural gas, which obviously did quite well.

Among top performers, AES was a real winner, more than doubling in price during the past 12 months. As the largest and most diversified independent power producer worldwide, it benefited greatly from the constrained supply/ demand situation here in the United States. Peco, which merged at the end of the period with Unicom to form Exelon, was up over 60% for the year. One of the largest electrics out there, Peco uses nuclear power to contain costs and generate excess power, which it sold at favorable prices. Enron, the premier energy outsourcing and trading company in the world, also had a great year because demand for its services increased. Both Coastal and El Paso, which are merging to form the largest natural gas pipelines in the country, also did quite well and boosted performance.

As for the downers, Verizon turned in weak results in part because of the negative sentiment surrounding the telecom industry. But investors also became concerned about the company's future growth, given its dependence on revenues from voice traffic and an increasingly competitive environment. Plus, Verizon has been slower than expected in ramping up its data-oriented businesses. Williams Companies was another disappointment, despite strong results in its energy services and pipeline businesses. The company has an 85% ownership interest in Williams Communications Group, which reported higher-than-expected operating losses related to the build-out of its telecom network. We held on to Williams because we expect its stock price to rally once the overall outlook for the telecom sector improves.

We did make some adjustments to the portfolio during the period. For example, our international stake fell as a percentage of total net assets compared to a year earlier. We cut our stake in European telecom carriers last winter amid concerns that they might have to overpay in the European wireless license auctions -- which is what happened. We added a few new telecom investments, including TelMex and China Mobile, both of which serve markets that are at early stages of penetration for both wire line and wireless phone services. We also slightly trimmed holdings in the natural gas area, paring back on names such as Dynegy and Enron that have had strong runs.

We also found what we felt were some good buying opportunities over the period. During the late summer and early fall, we built a sizable stake in Edison International, an electric utility that serves southern California. Power shortages there this past summer had led to a spike in pricing. This caused the government to cap the prices utilities could charge consumers -- even as the utilities' costs soared. Edison ended up with unrecovered costs on its balance sheet. The Wall Street Journal ran an article on the company, suggesting that it might have to declare bankruptcy. This sent the stock price tumbling and created a great buying opportunity. We believe Edison is a well-managed utility that is unlikely to go out of business, and we expect the government to eventually lift the price cap and help the company recover its losses.

Looking ahead, if the market remains volatile, we believe electric and natural gas utilities will continue to benefit as investors favor more defensive sectors. If the market gains momentum, we think we'll most likely see investors shift into higher-growth sectors such as telecom. We believe at some point, gains in electric and natural gas will most likely moderate even as earnings prospects remain strong. We are confident that beaten-down telecom stocks will eventually rally -- we just don't know when. We believe the series is in a strong position, regardless of which way the market moves.

     Respectfully,

 /s/ Maura A. Shaughnessy

     Maura A. Shaughnessy
     Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGER'S PROFILE

Maura A. Shaughnessy, CFA, is Senior Vice President of MFS Investment Management(R) (MFS(R)). She is portfolio manager of the multi-cap core and utilities portfolios of our mutual funds and variable annuities.

Maura joined MFS in 1991 as a research analyst and became Vice President and portfolio manager in 1992 and Senior Vice President in 1998. A graduate of Colby College and the Amos Tuck School of Business Administration of Dartmouth College, she holds a Chartered Financial Analyst (CFA) designation. Prior to joining MFS she worked for Harvard Management Co. and the Federal Reserve Bank.

All equity portfolio managers began their careers at MFS as research analysts. Our portfolio managers are supported by an investment staff of over 160 professionals utilizing MFS Original Research(R), a global, company-oriented, bottom-up process of selecting securities.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including charges and expenses, for any MFS product is available from your investment professional, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

SERIES FACTS

Objective: Seeks capital growth and current income (income above that available from a portfolio invested entirely in equity securities).

Class inception: Initial Class  January 3, 1995
                 Service Class  May 1, 2000

Commencement of investment operations: January 3, 1995

Size: $312.5 million net assets as of December 31, 2000

PERFORMANCE SUMMARY

The information below illustrates the historical performance of the series' Initial Class in comparison to a market indicator. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from the commencement of the series' investment operations, January 3, 1995, through December 31, 2000. Index information is from January 1, 1995.)

                       MFS Utilities Series    Standard & Poor's
                         - Initial Class         Utility Index
          -------------------------------------------------------
           1/95              $10,000                $10,000
          12/95               13,394                 14,201
          12/96               15,874                 14,646
          12/97               20,905                 18,258
          12/98               24,681                 20,958
          12/99               32,285                 19,043
          12/00               34,567                 30,410

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2000

INITIAL CLASS
                                     1 Year     3 Years     5 Years       Life*
-------------------------------------------------------------------------------
Cumulative Total Return             + 7.07%     +65.35%    +158.07%    +245.67%
-------------------------------------------------------------------------------
Average Annual Total Return         + 7.07%     +18.25%    + 20.88%    + 23.00%
-------------------------------------------------------------------------------

SERVICE CLASS
                                     1 Year     3 Years     5 Years       Life*
-------------------------------------------------------------------------------
Cumulative Total Return             + 7.07%     +65.35%    +158.07%    +245.67%
-------------------------------------------------------------------------------
Average Annual Total Return         + 7.07%     +18.25%    + 20.88%    + 23.00%
-------------------------------------------------------------------------------

COMPARATIVE INDEX(+)
                                     1 Year     3 Years     5 Years       Life*
-------------------------------------------------------------------------------
Standard & Poor's Utility Index#    +59.69%     +18.54%    + 16.45%    + 20.37%
-------------------------------------------------------------------------------
  * For the period from the commencement of the series' investment operations, January 3, 1995, through December 31, 2000. Index information is from January 1, 1995.
(+) Average annual rates of return.
  # Source: Standard and Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Initial Class and Service Class shares have no sales charge; however, Service Class shares carry a 0.20% annual Rule 12b-1 fee. Service Class share performance includes the performance of the series' Initial Class shares for periods prior to the inception of Service Class shares (blended performance). These blended performance figures have not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are higher than those of Initial Class shares, the blended Service Class share performance is higher than it would have been had Service Class shares been offered for the entire period.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

The returns for the series shown do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by insurance company separate accounts. Such expenses would reduce the overall returns shown. Please refer to the variable product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts. Periods less than one year are actual not annualized.

Investments in foreign and emerging market securities may be unfavorably affected by interest rate and currency exchange rate changes, as well as market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments. These risks may increase share price volatility. See the prospectus for details.

The portfolio may focus on certain sectors, thereby increasing its vulnerability to any single economic, political, or regulatory development. These risks may increase share price volatility. See the prospectus for details.

This portfolio is nondiversified and has more risk than one that is diversified. The portfolio invests in a limited number of companies and may have more risk because a change in one security's value may have a more significant effect on the portfolio's net asset value. An investment in the portfolio is not a complete investment program. These risks may increase share price volatility. See the prospectus for details.

The portfolio may invest in mortgage-backed securities, which are subject to unique interest and maturity risks. When interest rates fall, mortgages may be paid early through refinancing, which may shorten the expected maturity of these securities. Alternatively, when interest rates rise, mortgages are not likely to be paid early, which may lengthen the expected maturity of these securities. Therefore, during times of fluctuating interest rates, these factors may cause the value of mortgage-backed securities to increase or decrease more than those of other fixed-income securities. These risks may increase share price volatility. See the prospectus for details.

By concentrating on one industry rather than diversifying among several, the portfolio is more susceptible to greater adverse economic or regulatory developments than a portfolio that invests more broadly. These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO OF INVESTMENTS - December 31, 2000

Stocks - 72.5%
-------------------------------------------------------------------------------------------------
ISSUER                                                                  SHARES              VALUE
-------------------------------------------------------------------------------------------------
U.S. Stocks - 61.4%
  Business Services - 0.6%
    Nextel Partners, Inc.                                              105,200       $  1,768,675
-------------------------------------------------------------------------------------------------
  Cellular Telephones - 1.3%
    Sprint Corp. (PCS Group)*                                          167,000       $  3,413,062
    Voicestream Wireless Corp.*                                          7,500            754,688
                                                                                     ------------
                                                                                     $  4,167,750
-------------------------------------------------------------------------------------------------
  Computer Software - Systems - 0.1%
    Digex, Inc.*                                                         9,900       $    222,750
-------------------------------------------------------------------------------------------------
  Energy - 3.5%
    Dynegy, Inc.                                                        38,400       $  2,152,800
    Energy East Corp.                                                  209,700          4,128,469
    NRG Energy, Inc.*                                                  169,500          4,714,218
                                                                                     ------------
                                                                                     $ 10,995,487
-------------------------------------------------------------------------------------------------
  Oils - 2.9%
    Coastal Corp.                                                      103,600       $  9,149,175
-------------------------------------------------------------------------------------------------
  Special Products and Services - 1.1%
    MCN Energy Group, Inc.                                             119,900       $  3,319,731
-------------------------------------------------------------------------------------------------
  Telecommunications - 15.0%
    Allegiance Telecom, Inc.*                                          142,000       $  3,161,719
    Alltel Corp.                                                       106,500          6,649,594
    AT&T Corp., "A"*                                                    34,900            473,331
    BroadWing, Inc.*                                                    94,318          2,151,629
    Cox Communications, Inc.*                                           23,500          1,094,219
    General Motors Corp., "H"*                                          45,000          1,035,000
    McLeodUSA, Inc., "A"*                                               78,900          1,114,462
    Metromedia Fiber Network, Inc., "A"*                               113,200          1,146,150
    NTL, Inc.*                                                          44,842          1,073,405
    Qwest Communications International, Inc.*                          255,700         10,483,700
    SBC Communications, Inc.                                           100,465          4,797,204
    Time Warner Telecom, Inc.*                                          11,700            742,219
    UnitedGlobalCom, Inc.*                                              36,300            494,588
    Verizon Communications                                             151,362          7,587,020
    Williams Communications Group, Inc.*                                29,200            343,100
    Winstar Communications, Inc.*                                       50,250            587,297
    XO Communications, Inc.                                            215,900          3,845,719
                                                                                     ------------
                                                                                     $ 46,780,356
-------------------------------------------------------------------------------------------------
  Telecommunications and Cable - 1.2%
    Comcast Corp., "A"*                                                 87,300       $  3,644,775
-------------------------------------------------------------------------------------------------
  Utilities - Electric - 24.0%
    AES Corp.*                                                         125,700       $  6,960,638
    Allegheny Energy, Inc.                                              14,300            689,081
    Atmos Energy Corp.                                                 118,200          2,881,125
    Calpine Corp.*                                                     155,100          6,989,194
    Constellation Energy Group, Inc.                                    63,800          2,874,988
    Edison International                                               283,800          4,434,375
    El Paso Electric Co.*                                               48,100            634,920
    Entergy Corp.                                                       43,500          1,840,594
    Exelon Corp.                                                       125,950          8,842,949
    FPL Group, Inc.                                                     16,700          1,198,225
    Keyspan Corp.                                                      121,400          5,144,325
    Montana Power Co.                                                  125,300          2,599,975
    NiSource, Inc.                                                     276,003          8,487,092
    Northeast Utilities Co.                                             90,200          2,187,350
    NSTAR Co.                                                           15,800            677,425
    Orion Power Holdings, Inc.                                          98,400          2,423,100
    PG&E Corp.                                                          83,900          1,678,000
    Pinnacle West Capital Corp.                                         91,500          4,357,688
    Public Service Co. of New Mexico                                       900             24,131
    Public Service Enterprise Group                                    133,800          6,506,025
    Reliant Energy, Inc.                                                58,500          2,533,781
    Wisconsin Energy Corp.                                              51,300          1,157,456
                                                                                     ------------
                                                                                     $ 75,122,437
-------------------------------------------------------------------------------------------------
  Utilities - Gas - 11.7%
    AGL Resources, Inc.                                                 46,700       $  1,030,319
    El Paso Energy Corp.                                                86,300          6,181,237
    Energen Corp.                                                       52,600          1,693,063
    Enron Corp.                                                         77,300          6,425,562
    Kinder Morgan, Inc.                                                 72,800          3,799,250
    MDU Resources Group, Inc.                                           83,400          2,710,500
    National Fuel Gas Co.                                               33,600          2,114,700
    NICOR, Inc.                                                         85,300          3,683,894
    Williams Cos., Inc.                                                227,100          9,069,806
                                                                                     ------------
                                                                                     $ 36,708,331
-------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                    $191,879,467
-------------------------------------------------------------------------------------------------
Foreign Stocks - 11.1%
  Australia - 0.5%
    Cable & Wireless Optus Ltd. (Telecommunications)                   730,500       $  1,511,179
-------------------------------------------------------------------------------------------------
  Bermuda - 0.9%
    Global Crossing Ltd. (Telecommunications)*                         201,100       $  2,878,244
-------------------------------------------------------------------------------------------------
  Canada - 0.8%
    BCE, Inc. (Telecommunications)                                      79,300       $  2,294,744
    Telesystem International Wireless, Inc.
      (Telecommunications)*                                             36,500            187,062
                                                                                     ------------
                                                                                     $  2,481,806
-------------------------------------------------------------------------------------------------
  China - 1.0%
    China Mobile Ltd. (Telecommunications)*                            430,500       $  2,351,434
    China Mobile Ltd., ADR (Telecommunications)*                        27,000            732,375
                                                                                     ------------
                                                                                     $  3,083,809
-------------------------------------------------------------------------------------------------
  Germany - 0.7%
    VEBA AG (Oil and Gas)                                               35,800       $  2,178,098
-------------------------------------------------------------------------------------------------
  Hungary - 0.3%
    Magyar Tavkozlesi Rt., ADR (Telecommunications)*                    52,700       $  1,077,056
-------------------------------------------------------------------------------------------------
  Israel - 0.5%
    Partner Communications Co. Ltd., ADR (Cellular
      Telephones)*                                                     243,775       $  1,432,178
-------------------------------------------------------------------------------------------------
  Japan - 0.6%
    Tokyo Gas Co. Ltd. (Gas)                                           677,000       $  2,002,328
-------------------------------------------------------------------------------------------------
  Mexico - 1.0%
    Telefonos de Mexico S.A., ADR (Telecommunications)                  72,230       $  3,259,379
-------------------------------------------------------------------------------------------------
  Netherlands - 0.6%
    Completel Europe N.V. (Telecommunications)*                         76,990       $    265,289
    Completel Europe N.V. (Telecommunications)*                         16,870             60,100
    Libertel N.V. (Cellular Telecommunications)*                        89,900          1,008,665
    United Pan-Europe Communications N.V.
      (Telecommunications and Cable)*                                   47,400            484,202
                                                                                     ------------
                                                                                     $  1,818,256
-------------------------------------------------------------------------------------------------
  Spain - 2.3%
    Telefonica de Espana S.A., ADR (Telecommunications)                 72,353       $  3,617,650
    Telefonica S.A. (Telecommunications)*                               34,200            565,143
    Union Electrica Fenosa S.A. (Utilities - Electric)                 160,500          2,946,057
                                                                                     ------------
                                                                                     $  7,128,850
-------------------------------------------------------------------------------------------------
  Sweden - 0.1%
    Tele1 Europe Holdings AB (Telecommunications)*                      61,220       $    295,263
    Tele1 Europe Holdings AB, ADR (Telecommunications)*                  3,100             14,337
                                                                                     ------------
                                                                                     $    309,600
-------------------------------------------------------------------------------------------------
  United Kingdom - 1.8%
    Vodafone Group PLC (Telecommunications)*                         1,516,054       $  5,563,514
-------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                 $ 34,724,297
-------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $220,730,125)                                         $226,603,764
-------------------------------------------------------------------------------------------------

Bonds - 11.0%
-------------------------------------------------------------------------------------------------
                                                              PRINCIPAL AMOUNT
                                                                 (000 OMITTED)
-------------------------------------------------------------------------------------------------
U.S. Bonds - 10.9%
  Banks and Credit Companies - 0.2%
    Beaver Valley Funding Corp. II, 9s, 2017                            $   23       $     24,796
    Midamerican Funding LLC, 5.85s, 2001                                   368            367,346
    Midamerican Funding LLC, 6.927s, 2029                                  110             99,279
    Midland Funding Corp., 10.33s, 2002                                     85             86,024
                                                                                     ------------
                                                                                     $    577,445
-------------------------------------------------------------------------------------------------
  Financial Institutions
    Salton Sea Funding Corp., 7.84s, 2010                               $  100       $    100,497
-------------------------------------------------------------------------------------------------
  Financial Services - 1.0%
    Nisource Finance Corp., 7.625s, 2005                                $2,981       $  3,072,815
-------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services
    Tenet Healthcare Corp., 8s, 2005                                    $  110       $    111,375
-------------------------------------------------------------------------------------------------
  Telecommunications - 0.5%
    Intermedia Communications, Inc., 12.25s, 2009                       $1,575       $    787,500
    Sprint Capital Corp., 7.625s, 2002                                     164            164,443
    Sprint Spectrum LP, 11s, 2006                                          165            177,759
    Telecomunicaciones de Puerto Rico, Inc., 6.65s, 2006                    30             29,258
    Telecomunicaciones de Puerto Rico, Inc., 6.8s, 2009                     79             76,259
    TXU Eastern Funding Co., 6.75s, 2009                                   150            141,233
    WorldCom, Inc., 8.875s, 2006                                           100            103,296
                                                                                     ------------
                                                                                     $  1,479,748
-------------------------------------------------------------------------------------------------
U.S. Federal Agencies - 3.3%
    Federal Home Loan Mortgage Corp., 5s, 2004                          $   60       $     58,912
    Federal National Mortgage Assn., 6.625s, 2007                        4,752          4,959,140
    Federal National Mortgage Assn., 7s, 2029                              125            125,232
    Federal National Mortgage Assn., 7.25s, 2010                         4,864          5,282,012
-------------------------------------------------------------------------------------------------
Total U.S. Federal Agencies                                                          $ 10,425,296
-------------------------------------------------------------------------------------------------
U.S. Government Guaranteed - 4.9%
  Government National Mortgage Association - 0.4%
    GNMA, 7s, 2028                                                      $  202       $    202,488
    GNMA, 7.5s, 2025 - 2028                                                599            608,902
    GNMA, 8s, 2025 - 2030                                                  363            372,512
                                                                                     ------------
                                                                                     $  1,183,902
-------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 4.5%
    U.S. Treasury Bonds, 10.375s, 2009                                  $3,512       $  4,116,170
    U.S. Treasury Notes, 5.75s, 2010                                     7,149          7,491,937
    U.S. Treasury Notes, 5.875s, 2005                                    2,513          2,599,372
                                                                                     ------------
                                                                                     $ 14,207,479
-------------------------------------------------------------------------------------------------
Total U.S. Government Guaranteed                                                     $ 15,391,381
-------------------------------------------------------------------------------------------------
  Utilities - Electric - 1.0%
    California Infrastructure, 6.17s, 2003                              $   41       $     40,558
    Connecticut Light & Power Co., 8.59s, 2003                             100            101,573
    Detroit Edison Co., 7.5s, 2005                                         421            434,596
    Illinois Power Special Purpose Trust, 5.26s, 2003                       68             67,799
    National Rural Utilities Cooperative Finance, 5.75s, 2008              313            295,776
    Niagara Mohawk Power Corp., 7.25s, 2002                                151            151,962
    Niagara Mohawk Power Corp., 7.75s, 2006                                252            264,247
    Niagara Mohawk Power Corp., 8.77s, 2018                                168            176,845
    NRG Energy South Central, 8.962s, 2016                                  98            103,776
    PP&L, Inc., 6.125s, 2001                                               250            249,525
    Southern California Edison Co., 7.2s, 2003                             425            361,896
    Southern California Edison Co., 7.625s, 2010                           605            482,155
    Texas Utilities Co., 5.94s, 2001                                       250            248,360
    Toledo Edison Co., 9.5s, 2001                                          140            140,768
                                                                                     ------------
                                                                                     $  3,119,836
-------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                     $ 34,278,393
-------------------------------------------------------------------------------------------------
Foreign Bonds - 0.1%
  Canada
    Gulf Canada Resources Ltd., 9.25s, 2004 (Oils)                      $   90       $     91,085
-------------------------------------------------------------------------------------------------
  Netherlands - 0.1%
    Completel Europe N.V., 0s to 2004, 14s to 2009
      (Telecommunications)                                              $  329       $    144,760
-------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                  $    235,845
-------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $33,575,181)                                           $ 34,514,238
-------------------------------------------------------------------------------------------------

Convertible Preferred Stocks - 6.8%
-------------------------------------------------------------------------------------------------
                                                                        SHARES
-------------------------------------------------------------------------------------------------
U.S. Stocks - 5.9%
  Oils - 1.0%
    Coastal Corp., 6.625%                                               63,400       $  3,146,225
-------------------------------------------------------------------------------------------------
  Telecommunications - 2.1%
    Cox Communications, Inc., 0.25%                                     16,275       $    917,503
    Cox Communications, Inc., 7.00%                                     34,200          2,120,400
    Cox Communications, Inc., 7.75%                                     31,700          1,600,850
    DECS Trust VI, 6.25%                                                12,200            279,075
    UnitedGlobalCom, Inc., "C", 7.00%                                   33,200            684,750
    UnitedGlobalCom, Inc., "D", 7.00%                                   12,850            207,206
    XO Communications, Inc., 6.5%                                        6,900            585,638
                                                                                     ------------
                                                                                     $  6,395,422
-------------------------------------------------------------------------------------------------
  Utilities - Electric - 2.4%
    AES Trust III, 6.75%                                                31,900       $  2,743,400
    AES Trust VII, 6.00%                                                22,400          1,545,600
    Calpine Capital Trust, 5.75%                                         8,100          1,280,812
    CMS Energy Corp., 8.75%                                             55,300          1,935,500
                                                                                     ------------
                                                                                     $  7,505,312
-------------------------------------------------------------------------------------------------
  Utilities - Telephone - 0.4%
    Williams Communications Group, Inc., 6.75%                          46,700       $  1,319,275
-------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                    $ 18,366,234
-------------------------------------------------------------------------------------------------
Foreign Stocks - 0.9%
  Bermuda - 0.9%
    Global Crossing Ltd., 6.75% (Telecommunications)                     6,400       $    945,049
    Global Crossing Ltd., 7.00% (Telecommunications)##                   9,700          1,196,738
    Global Crossing Ltd., 7.00% (Telecommunications)                     4,700            592,266
                                                                                     ------------
                                                                                     $  2,734,053
-------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                 $  2,734,053
-------------------------------------------------------------------------------------------------
Total Convertible Preferred Stocks (Identified Cost,
$23,329,274)                                                                         $ 21,100,287
-------------------------------------------------------------------------------------------------
Convertible Bonds - 3.3%
-------------------------------------------------------------------------------------------------
                                                              PRINCIPAL AMOUNT
                                                                 (000 OMITTED)
-------------------------------------------------------------------------------------------------
U.S. Bonds - 2.9%
  Energy - 0.8%
    Alliant Energy Resources, Inc., 7.25s to 2003, 2.5s
      to 2030                                                           $   44       $  2,436,746
-------------------------------------------------------------------------------------------------
  Financial Institutions - 1.1%
    ADT Operations, Inc., 0s, 2010*                                     $1,170       $  3,569,962
-------------------------------------------------------------------------------------------------
  Telecommunications - 0.4%
    Liberty Media Group, 4s, 2029##                                     $  640       $    422,400
    NTL, Inc., 5.75s, 2009##                                             1,120            694,725
                                                                                     ------------
                                                                                     $  1,117,125
-------------------------------------------------------------------------------------------------
  Telecom - Wire Line - 0.6%
    Echostar Communications, 4.875s, 2007                               $2,450       $  1,874,250
-------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                     $  8,998,083
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
Foreign Bonds - 0.4%
  Hong Kong - 0.1%
    China Mobile Ltd., 2.25s, 2005 (Cellular Telephones)                $  334       $    333,896
-------------------------------------------------------------------------------------------------
  United Kingdom - 0.3%
    Telewest Finance Jersey Ltd., 6s, 2005
      (Entertainment)##                                                 $1,230       $    854,850
-------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                  $  1,188,746
-------------------------------------------------------------------------------------------------
Total Convertible Bonds (Identified Cost, $11,341,779)                               $ 10,186,829
-------------------------------------------------------------------------------------------------
Floating Rate Demand Notes - 0.1%
-------------------------------------------------------------------------------------------------
    Pacific Gas & Electric Co., due 10/31/01, at
      Amortized Cost and Value                                          $  339       $    305,100
-------------------------------------------------------------------------------------------------
Short-Term Obligations - 3.3%
-------------------------------------------------------------------------------------------------
    American Express Credit Corp., due 1/02/01                          $3,460       $  3,459,377
    Anheuser-Busch, Inc., due 1/02/01                                      957            956,831
    Bank of America, due 1/02/01                                           702            702,000
    Federal Home Loan Bank, due 1/02/01                                    634            633,899
    Gannett, Inc., due 1/04/01                                             546            545,701
    Gillette Co., due 1/02/01                                              745            744,869
    Goldman Sachs Group LP, due 1/02/01 - 1/09/01                        2,789          2,788,270
    Merrill Lynch & Co., Inc., due 1/02/01                                 413            412,924
-------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                      $ 10,243,871
-------------------------------------------------------------------------------------------------
Repurchase Agreements - 2.0%
-------------------------------------------------------------------------------------------------
    Goldman Sachs, dated 12/29/00, due 1/02/01, total
      to be received $5,004 (secured by various U.S.
      Treasury and Federal Agency obligations in a
      jointly traded account)                                           $    5       $      5,000
    Merrill Lynch, dated 12/29/00, due 1/02/01, total to
      be received $6,399,583 (secured by various U.S.
      Treasury and Federal Agency obligations in a
      jointly traded account)                                            6,395          6,395,000
-------------------------------------------------------------------------------------------------
Total Repurchase Agreements, at Cost                                                 $  6,400,000
-------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $305,925,330)                                    $309,354,089

Other Assets, Less Liabilities - 1.0%                                                   3,159,055
-------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                  $312,513,144
-------------------------------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.

See notes to financial statements.

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
-------------------------------------------------------------------------------
DECEMBER 31, 2000
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $305,925,330)            $309,354,089
  Investments of cash collateral for securities loaned,
    at identified cost and value                                     23,790,447
  Receivable for investments sold                                     6,453,786
  Receivable for series shares sold                                   1,858,034
  Interest and dividends receivable                                   1,097,334
  Other assets                                                              694
                                                                   ------------
      Total assets                                                 $342,554,384
                                                                   ------------
Liabilities:
  Payable to custodian                                                $  66,162
  Payable for investments purchased                                   5,608,760
  Payable for series shares reacquired                                  485,936
  Collateral for securities loaned, at value                         23,790,447
  Payable to affiliates -
    Management fee                                                       19,193
    Shareholder servicing agent fee                                         896
    Distribution fee                                                         66
  Accrued expenses and other liabilities                                 69,780
                                                                   ------------
      Total liabilities                                            $ 30,041,240
                                                                   ------------
Net assets                                                         $312,513,144
                                                                   ============
Net assets consist of:
  Paid-in capital                                                  $274,134,742
  Unrealized appreciation on investments and
    translation of assets and liabilities in
    foreign currencies                                                3,429,571
  Accumulated undistributed net realized gain
    on investments and foreign currency transactions                 25,204,284
  Accumulated undistributed net investment income                     9,744,547
                                                                   ------------
      Total                                                        $312,513,144
                                                                   ============
Shares of beneficial interest outstanding                           13,260,171
                                                                    ==========
Initial Class shares:
  Net asset value per share
    (net assets of $308,386,158 / 13,085,064
    shares of beneficial interest outstanding)                        $23.57
                                                                      ======
Service Class shares:
  Net asset value per share
    (net assets of $4,126,986 / 175,107 shares
    of beneficial interest outstanding)                               $23.57
                                                                      ======

See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2000
-------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Dividends                                                  $  9,280,927
    Interest                                                      2,758,526
    Foreign taxes withheld                                          (55,381)
                                                               ------------
      Total investment income                                  $ 11,984,072
                                                               ------------
  Expenses -
    Management fee                                             $  1,861,086
    Trustees' compensation                                            6,320
    Shareholder servicing agent fee                                  86,851
    Distribution fee (Service Class)                                  1,414
    Administrative fee                                               34,211
    Custodian fee                                                   119,595
    Printing                                                         76,475
    Auditing fees                                                    34,064
    Legal fees                                                        2,703
    Miscellaneous                                                     2,259
                                                               ------------
      Total expenses                                           $  2,224,978
    Fees paid indirectly                                            (34,219)
    Reimbursement of expenses to investment adviser                  36,877
                                                               ------------
      Net expenses                                             $  2,227,636
                                                               ------------
        Net investment income                                  $  9,756,436
                                                               ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                    $ 25,619,884
    Foreign currency transactions                                   (11,160)
                                                               ------------
      Net realized gain on investments and foreign
        currency transactions                                  $ 25,608,724
                                                               ------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                $(21,338,386)
    Translation of assets and liabilities in foreign
      currencies                                                        274
                                                               ------------
      Net unrealized loss on investments and foreign
        currency translation                                   $(21,338,112)
                                                               ------------
        Net realized and unrealized gain on investments
          and foreign currency                                 $  4,270,612
                                                               ------------
          Increase in net assets from operations               $ 14,027,048
                                                               ============

See notes to financial statements.

Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                                                  2000                     1999
------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                         $   9,756,436            $   2,296,535
  Net realized gain on investments and foreign currency
    transactions                                                   25,608,724               16,593,626
  Net unrealized gain (loss) on investments and foreign
    currency translation                                          (21,338,112)              20,080,359
                                                                -------------            -------------
    Increase in net assets from operations                      $  14,027,048            $  38,970,520
                                                                -------------            -------------
Distributions declared to shareholders -
  From net investment income (Initial Class)                    $  (2,243,233)           $  (1,238,327)
  From net realized gain on investments and foreign
    currency transactions (Initial Class)                         (16,911,026)              (6,226,380)
                                                                -------------            -------------
    Total distributions declared to shareholders                $ (19,154,259)           $  (7,464,707)
                                                                -------------            -------------
Net increase in net assets from series share transactions       $ 134,671,629            $  69,737,127
                                                                -------------            -------------
    Total increase in net assets                                $ 129,544,418            $ 101,242,940
Net assets:
  At beginning of period                                          182,968,726               81,725,786
                                                                -------------            -------------
  At end of period (including accumulated undistributed net
    investment income of $9,744,547 and $2,265,786,
    respectively)                                               $ 312,513,144            $ 182,968,726
                                                                =============            =============

See notes to financial statements.

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------
                                                                         YEAR ENDED DECEMBER 31,
                                            ---------------------------------------------------------------------------------
INITIAL CLASS SHARES                               2000               1999             1998             1997             1996
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period            $24.16             $19.82           $17.99           $13.66           $12.57
                                                 ------             ------           ------           ------           ------
Income from investment operations# -
  Net investment income(S)                       $ 0.94             $ 0.38           $ 0.46           $ 0.44           $ 0.55
  Net realized and unrealized gain on
    investments and foreign currency               0.66               5.40             2.68             3.89             1.78
                                                 ------             ------           ------           ------           ------
      Total from investment operations           $ 1.60             $ 5.78           $ 3.14           $ 4.33           $ 2.33
                                                 ------             ------           ------           ------           ------
Less distributions declared to shareholders -
  From net investment income                     $(0.26)            $(0.24)          $(0.24)          $ --             $(0.35)
  From net realized gain on investments
    and foreign currency transactions             (1.93)             (1.20)           (1.07)            --              (0.88)
  In excess of net realized gain on
    investments and foreign currency
    transactions                                   --                 --               --               --              (0.01)
                                                 ------             ------           ------           ------           ------
      Total distributions declared to
        shareholders                             $(2.19)            $(1.44)          $(1.31)          $ --             $(1.24)
                                                 ------             ------           ------           ------           ------
Net asset value - end of period                  $23.57             $24.16           $19.82           $17.99           $13.66
                                                 ======             ======           ======           ======           ======
Total return                                       7.07%             30.81%           18.06%           31.70%           18.51%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                       0.90%              1.01%            1.01%            1.00%            1.00%
  Net investment income                            3.95%              1.88%            2.48%            2.92%            4.19%
Portfolio turnover                                  111%               134%             133%              69%             121%
Net assets at end of period (000 Omitted)      $308,386           $182,969          $81,726          $30,147           $9,572

(S) Prior to March 15, 2000, subject to reimbursement by the series, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of management fee. In consideration, the series paid the investment adviser a reimbursement fee not greater than 0.25% of average daily net assets. To the extent actual expenses were over/under this limitation, the net investment income per share and the ratios would have been:

    Net investment income                          --               $ 0.40           $ 0.47           $ 0.41           $ 0.32
    Ratios (to average net assets):
      Expenses##                                   --                 0.94%            0.98%            1.20%            2.75%
      Net investment income                        --                 1.95%            2.51%            2.71%            2.44%
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

--------------------------------------------------------------------------
                                                              PERIOD ENDED
SERVICE CLASS SHARES                                    DECEMBER 31, 2000*
--------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                               $23.19
                                                                    ------

Income from investment operations# -
  Net investment income                                             $ 0.29
  Net realized and unrealized gain on investments and
    foreign currency                                                  0.09
                                                                    ------
      Total from investment operations                              $ 0.38
                                                                    ------
Net asset value - end of period                                     $23.57
                                                                    ======
Total return 7.07%++ Ratios (to average net assets)/
  Supplemental data:
  Expenses##                                                          1.11%+
  Net investment income                                               1.85%+
Portfolio turnover                                                     111%
Net assets at end of period (000 Omitted)                           $4,127

  * For the period from the inception of the Service Class shares, May 1, 2000, through December 31, 2000.
  +  Annualized.
 ++  Not annualized.
  #  Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Utilities Series (the series) is a non-diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The shareholders of each series of the trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of December 31, 2000, there were 62 shareholders in the series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith by the Trustees.

Repurchase Agreements - The series may enter into repurchase agreements with institutions that the series' investment adviser has determined are creditworthy. Each repurchase agreement is initially recorded at cost. The series requires that the securities' collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the series to obtain those securities in the event of a default under the repurchase agreement. The series monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the series under each such repurchase agreement. The series, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the series to certain qualified institutions (the "Borrowers") approved by the series. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the series with indemnification against Borrower default. The series bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the series and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the series and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At December 31, 2000, the value of securities loaned was $23,075,730. These loans were collateralized by cash of $23,790,447 which was invested in the following short-term obligations:

                                                                IDENTIFIED COST
                                                      SHARES          AND VALUE
-------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio      23,790,447        $23,790,447
                                                                    -----------

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. The series will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the series will begin amortizing premiums on debt securities effective January 1, 2001. Prior to this date, the series did not amortize premiums on debt securities. The cumulative effect of this accounting change will have no impact on the total net assets of the series. The impact of this accounting change has not been determined but will result in a decrease to cost of securities and a corresponding increase in net unrealized appreciation.

Fees Paid Indirectly - The series' custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. During the period, the series' custodian fees were reduced by $28,827 under this arrangement. The series has entered into a directed brokerage agreement, under which the broker will credit the series a portion of the commissions generated, to offset certain expenses of the series. For the period, the series' custodian fees were reduced by $5,392 under this agreement. These amounts are shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders substantially all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The series distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended December 31, 2000, accumulated undistributed net realized gain on investments was increased by $38,507, accumulated undistributed net investment income was decreased by $34,442 and paid-in capital was decreased by $4,065 due to differences between book and tax accounting for distributions, non-taxable dividends and currency transactions. This change had no effect on the net assets or net asset value per share.

Multiple Classes of Shares of Beneficial Interest - The series offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the series based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The series has an investment advisory agreement with Massachusetts Financial Services Company to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the series' average daily net assets. Prior to March 15, 2000, the series had a temporary expense reimbursement agreement whereby MFS voluntarily agreed to pay all of the series' operating expenses, exclusive of management fees. The series in turn paid MFS an expense reimbursement fee not greater than 0.25% of average net assets.

The series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the series, all of whom receive remuneration for their services to the series from MFS. Certain officers and Trustees of the series are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator - The series has an administrative services agreement with MFS to provide the series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the series incurs an administrative fee at the following annual percentages of the series' average daily net assets:

                  First $2 billion                   0.0175%
                  Next $2.5 billion                  0.0130%
                  Next $2.5 billion                  0.0005%
                  In excess of $7 billion            0.0000%

Distributor - The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The series' distribution plan provides that the series will pay up to 0.25% per annum of its average daily net assets attributable to Service Class shares to participating insurance companies which invest in the series to cover their marketing and distribution expenses. A portion of this distribution fee is currently being paid by the series; the remaining 0.05% per annum Service Class distribution fee will become payable on such date as the Trustees of the trust may determine. Fees incurred under the distribution plan during the year ended December 31, 2000, were 0.20 % of average daily net assets attributable to Service Class shares on an annualized basis.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the series' average daily net assets at an annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                    PURCHASES            SALES
------------------------------------------------------------------------------
U.S. government securities                       $ 58,615,325     $ 37,668,965
                                                 ------------     ------------
Investments (non-U.S. government securities)     $314,722,251     $220,175,701
                                                 ------------     ------------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $306,434,314
                                                                  ------------
Gross unrealized appreciation                                     $ 39,294,849
Gross unrealized depreciation                                      (36,375,074)
                                                                  ------------
    Net unrealized appreciation                                   $  2,919,775
                                                                  ============

(5) Shares of Beneficial Interest
The series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in series shares were as follows:

Initial Class shares

                                       YEAR ENDED DECEMBER 31, 2000        YEAR ENDED DECEMBER 31, 1999
                                  ---------------------------------   ---------------------------------
                                          SHARES             AMOUNT           SHARES             AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                            7,081,897       $169,712,922        4,894,393      $  99,477,735
Shares issued to shareholders in
  reinvestment of distributions          853,957         19,154,248          380,270          7,464,700
Shares reacquired                     (2,424,285)       (58,306,604)      (1,825,341)       (37,205,308)
                                      ----------       ------------       ----------      -------------
    Net increase                       5,511,569       $130,560,566        3,449,322      $  69,737,127
                                      ==========       ============       ==========      =============

Service Class shares

                                    PERIOD ENDED DECEMBER 31, 2000*
                                  ---------------------------------
                                          SHARES             AMOUNT
-------------------------------------------------------------------
Shares sold                              176,388       $  4,140,144
Shares reacquired                         (1,281)           (29,081)
                                      ----------       ------------
    Net increase                         175,107       $  4,111,063
                                      ==========       ============

*For the period from inception of the Service Class shares, May 1, 2000, through  December 31, 2000.

(6) Line of Credit
The series and other affiliated series participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each series, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating series at the end of each quarter. The commitment fee allocated to the series for the year ended December 31, 2000, was $2,274. The series had no borrowings during the year.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Variable Insurance Trust and the Shareholders of MFS Utilities Series:

We have audited the accompanying statement of assets and liabilities of MFS Utilities Series, (the Series) (one of the series constituting MFS Variable Insurance Trust Series), including the portfolio of investments, as of December 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Utilities Series as of December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 8, 2001

FEDERAL TAX INFORMATION (Unaudited)

The series has designated $1,147,242 as a capital gain dividend for the year ended December 31, 2000.

For the year ended December 31, 2000, the amount of distributions from income eligible for the 70% dividends received deduction for corporations is 8.75%.

(C)2001 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                                                VUF-2 2/01 85.8M